Exhibit 10.25

THIRD MODIFICATION OF AMENDED AND RESTATED
REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS
AGREEMENT AND SECURITY AGREEMENT

THIS THIRD MODIFICATION OF AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT (“Third Modification”) is entered into effective as of the     day of September, 2002, by and between On-Site Sourcing, Inc., a Delaware corporation (the “Borrower”), with its principal office at 832 North Henry Street, Alexandria, Virginia 22314, and Wachovia Bank, National Association, formerly known as First Union National Bank (the “Lender”), a national banking association with an address of 1970 Chain Bridge Road, McLean, Virginia  22102.

RECITALS:

R-1.         Lender made a loan in the form of a revolving line of credit (“Line of Credit”) to Borrower, currently in the maximum principal sum of Seven Million and 00/100 Dollars ($7,000,000.00), evidenced by an Amended and Restated Revolving Note, dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Note dated as of May 23, 2002 (the “Revolving Note”).  The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of July 2, 2001, and as modified by that certain Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 23, 2002 (as so modified, the “Loan Agreement”).

R-2.         The Loan Agreement also governs and secures (1) that certain term loan to Borrower and North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), as evidenced by that certain Commercial Note executed by Borrower and North Henry dated as of November 15, 2000; (2) that certain term loan to Borrower in the original principal amount of One Million One Hundred Twenty Five Thousand and 00/100 Dollars ($1,125,000.00), as evidenced by that certain Term Note dated June 12, 2000, and (3) that certain term loan to Borrower in the original principal amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00), as evidenced by that certain Term Note dated July 2, 2001.

R-3.         Lender has simultaneously herewith advanced to Borrower the sum of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) (the “$1,250,000.00 Term Loan”), and Borrower has executed and delivered to Lender a Term Note, of even date (the “$1,250,000.00 Term Note”), in the original principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00).  The $1,250,000.00 Term Note provides, among other things, that an event of default under the Loan Agreement shall allow the Lender, at its option, to accelerate the maturity of, and demand immediate payment of, the amounts owing under the $1,250,000.00 Term Note.  The $1,250,000.00 Term Loan is to be secured by the

Collateral, as defined in the Loan Agreement.  The purpose of the $1,250,000.00 Term Loan is to finance computer and other equipment used in the Borrower’s business.

R-4.         Borrower and Lender have agreed to modify the Loan Agreement to, in part, govern and secure the $1,250,000.00 Term Loan, and for certain other purposes.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.             To induce the Lender to enter into this Third Modification, the Borrower warrants and represents to the Lender that:

a.             The Borrower’s books and records properly reflect the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

b.             No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

c.             The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

d.             Borrower has the power and authority to enter into this Third Modification, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents; and

e.             This Third Modification, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

f.              The Borrower’s obligations under the Loan Documents (as defined in the Loan Agreement as modified hereby) remain valid and enforceable obligations, and the execution and delivery of this Third Modification and other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

2.             Upon execution and delivery of this Third Modification, the $1,250,000.00 Term Note, and the other documents related thereto, the Lender will advance the $1,250,000.00 Term Loan to the Borrower.  Borrower promises to repay the $1,250,000.00 Term Loan, with interest, at the time and in the manner provided in the $1,250,000.00 Term Note.  The

Borrower covenants to use the $1,250,000.00 Term Loan to finance computer and other equipment used in the Borrower’s business and for no other purpose.

3.             The following new definitions are added to the Loan Agreement under Article 1 of the Loan Agreement entitled “Definitions”:

a.             “Term Loan #4” means the Term loan facility made available by Lender to Borrower, in the original principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) evidenced by Term Note #4.

b.             “Term Note #4” means the Term Note executed by Borrower, in the amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00), payable to the order of the Lender, and evidencing the obligation of Borrower to repay Term Loan #4.

4.             The definitions of “Loan Documents”, “Term Loans” and “Term Notes” in the Loan Agreement are hereby deleted in their entirety and restated and as follows:

a.             “Loan Documents” mean this Agreement, the Revolving Note, the Term Note #1, the Term Note #2, the Term Note # 3, the Term Note #4, the Deed of Trust and/or any other document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to the Revolving Loan or the Term Loans, as such documents or instruments may be amended, modified or extended from time to time.

b.             “Term Loans” means Term Loan #1, Term Loan #2, Term Loan #3 and Term Loan #4, jointly and severally.

c.             “Term Notes” means Term Note #1, Term Note #2, Term Note #3 and Term Note #4, jointly and severally.

5.             The security interest in the Collateral granted by the Loan Agreement shall henceforth secure not only the Loans made pursuant to the Loan Agreement, including the $1,250,000.00 Term Loan, but also any other credit that Lender may now or hereafter extend to the Borrower, including, without limiting the generality of the foregoing, Borrower’s obligations to Lender under any existing or future Swap Agreement (as defined in the Loan Agreement) or similar interest rate swap agreement or other derivative product or hedging agreement.  To that end, Borrower hereby confirms and regrants to Lender a security interest in the Collateral.

6.             Section 10.3 of the Loan Agreement entitled “Notices” is hereby deleted in its entirety and replaced with the following:

“10.3       Notices.  Except as may otherwise be provide herein, all notices, demands, requests or other communications provided for herein or in the other Loan Documents shall be in writing and shall be deemed to be effective one (1) day after dispatch if sent by Federal Express or any other commercially recognized overnight delivery service or two (2) days after dispatch if sent by registered or certified mail, return receipt requested and addressed as follows:

If to Borrower:

On-Site Sourcing, Inc.
832 North Henry Street
Alexandria, Virginia 22314

Attention: Christopher J. Weiler, President and Chief Executive Officer

If to Lender:

Wachovia Bank, National Association (formerly known as First Union National Bank)
Portfolio Management
1970 Chain Bridge Road
McLean, VA 22102

Attention:  Monica Sevila, Vice President

With copy to:

Joseph P. Corish

Bean, Kinney & Korman, P.C.
2000 N. 14th Street, Suite 100
Arlington, Virginia 22201

If the Borrower comprises more than one Person, notice to the Borrower at the address specified above in this section for On-Site Sourcing, Inc. shall constitute notice to all such Persons, and each Person signing below as the Borrower hereby irrevocably appoints On-Site Sourcing, Inc. as that Person’s agent to receive notices from the Lender under this Agreement or the other Loan Documents.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication thereafter may be so given, served or sent.  Each notice, demand, request or communication which is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered: (i) to the United States Postal Service, in the case of a notice given by certified mail; (ii) to Federal Express or any other commercially recognized overnight delivery service, in accordance with the terms and procedures for such delivery.

Any notices required under the Uniform Commercial Code with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed by the Lender to the Persons entitled thereto at their last known address at least ten (10)  days prior to disposition of the Collateral.”

7.             The Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for the preparation of this Third Modification, the $1,250,000.00 Term Note, any additional documents and any other expenses incurred by Lender in relation to this Third Modification.

8.             The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees, costs and expenses listed in this Third Modification, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

9.             ARBITRATION: PROVISIONS IN THE LOAN AGREEMENT REGARDING ARBITRATION ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

10.           Except as modified by this Third Modification, the Loan Agreement remains in full force and effect and unmodified.  Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

11.           In consideration of Lender’s agreement to this Third Modification, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Third Modification arising out of or relating to the Loan Agreement, as amended by this Third Modification.

IN WITNESS WHEREOF, the parties have executed this Third Modification as of the date and year first written above.

ON-SITE SOURCING, INC., a Delaware corporation

By:	(SEAL)
Name:
Title:

WACHOVIA BANK, NATIONAL
ASSOCIATION (formerly known as First Union National Bank)

By:	(SEAL)
Name:
Title:

STATE OF VIRGINIA

COUNTY OF                    : to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that                            as                             of On-Site Sourcing, Inc., whose name is signed to the foregoing Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, dated the          day of September, 2002, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this         day of September, 2002.

Notary Public

My Commission expires:

STATE OF VIRGINIA

COUNTY OF                               : to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that                        as                        of Wachovia Bank, National Association (formerly known as First Union National Bank), whose name is signed to the foregoing Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, dated the          day of September, 2002, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this          day of September, 2002.

Notary Public

My Commission expires:

CONSENT OF NORTH HENRY STREET REALTY COMPANY, LLC TO THIRD MODIFICATION TO AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT AND  RELATED DOCUMENTS

North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), the grantor under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of November 15, 2000 (the “Deed of Trust”), benefitting Wachovia Bank, National Association (formerly known as First Union National Bank) (“Wachovia”) to secure, among other things, that Commercial Note executed and made payable by On-Site Sourcing, Inc., a Delaware corporation and North Henry to Wachovia in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), does hereby acknowledge, consent and agree to the annexed Third Modification to Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement (the “Third Modification”), and all documents executed in connection with the Third Modification, including without limitation, that certain Term Note executed by On-Site Sourcing, Inc. of even date herewith (the “$1,250,000 Term Note”) to evidence a term loan payable to Wachovia in the principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00), and North Henry represents, warrants and agrees that North Henry has no offsets or defenses to the Deed of Trust, the Third Modification and the Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security modified thereby (and as previously modified), or any other document or agreement to which North Henry is bound or which was executed for the benefit of Wachovia.

NORTH HENRY STREET REALTY COMPANY, LLC, a Delaware limited liability company, by ON-SITE SOURCING, INC., a Delaware corporation, as its sole manager and sole member

By:	[SEAL]
Name:
Title:

State of Virginia	)
County of	) To Wit:

Acknowledged before me by                 as                of On-Site Sourcing, Inc., a Delaware corporation, as the sole manager and member of North Henry Street Realty Company, LLC, a Delaware limited liability company

this          day of September, 2002.

[SEAL]
Notary Public

My commission expires: